UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

X	Preliminary Information Statement

Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

BROADCASTER, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Broadcaster, Inc.

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

April __, 2007

Re:

Notice of an Annual Meeting of Shareholders to be Held April 30, 2007

Dear Shareholders of Broadcaster, Inc.:

Please join us at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) Broadcaster, Inc., a California corporation, (“Broadcaster-CA”) will be held at 9201 Oakdale Avenue, Chatsworth, CA 91311, on April 30, 2007, at 10:00 A.M. (Pacific Time) for the following purposes:

1.

To consider and vote upon the merger of Broadcaster-CA with and into its wholly-owned Delaware subsidiary, Broadcaster, Inc. (“the Surviving Corporation”), for the sole purpose of changing Broadcaster-CA’s state of domicile and becoming a Delaware corporation;

2.

To elect up to five directors of the Surviving Corporation;

3.

To ratify the appointment of Choi, Kim & Park, LLP as the Surviving Corporation’s independent registered accounting firm for the year ending June 30, 2007; and

4.

Any other business which may properly come before the Annual Meeting.

Shareholders of Broadcaster-CA as of the record date of March 26, 2007 may vote their shares at the Annual Meeting.

Please note that because Messrs. Nolan Quan and Michael Gardner beneficially own approximately 66.3% of the outstanding shares of common stock as of the record date, they will have the power to pass the proposed corporate actions without the concurrence of any other shareholders.  They have advised us that they intend to vote together as disclosed in the accompanying Information Statement. For that reason, we are not soliciting proxies. We are not asking you for a proxy and you are requested not to send us a proxy.

The accompanying Information Statement is furnished as required by the Rules of the Securities and Exchange Commission. It was first mailed to shareholders on or about April __, 2007. Please read the accompanying Information Statement carefully.

.

Very truly yours,
/s/ Martin R. Wade, III
Martin R. Wade, III, Chief Executive Officer

Broadcaster, Inc.

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

This Information Statement is being furnished to the holders of record at the close of business on March 26, 2007 (the “Record Date”) of the outstanding common stock of Broadcaster, Inc., a California corporation (“Broadcaster-CA”), in connection with the annual meeting of shareholders (the “Annual Meeting”) to be held on April 30, 2007 at 10:00 am (Pacific Time) at 9201 Oakdale Avenue, Chatsworth, CA 91311 for the following purposes:

1.

To consider and vote upon the merger of Broadcaster-CA with and into its wholly-owned Delaware subsidiary, Broadcaster, Inc. (“Broadcaster-DE” or the “Surviving Corporation”) (the “Merger”), for the sole purpose of changing Broadcaster-CA’s state of domicile and becoming a Delaware corporation;

2.

To elect up to five directors of the Surviving Corporation;

3.

To ratify the appointment of Choi, Kim & Park, LLP as the Surviving Corporation’s independent registered accounting firm for the year ending June 30, 2007; and

4.

For such other business as may properly come before the Annual Meeting.

Shareholders of record as of March 26, 2007 (the “Record Date”) are eligible to vote upon each proposal. Broadcaster-CA’s common stock is the only class of equity security that is currently outstanding and entitled to vote at a meeting of Broadcaster-CA’s shareholders. Each share of common stock entitles the holder thereof to one vote. As of the Record Date, there were 102,507,005 shares of Broadcaster-CA’s common stock outstanding.

TABLE OF CONTENTS

Background

1

Voting Securities and Principal Holders Thereof

1

PROPOSAL 1 – REINCORPORATION IN DELAWARE

5

Merger of Broadcaster, Inc., a California Corporation, With and Into Broadcaster, Inc.,

  a Delaware Corporation

5

Broadcaster-DE

5

Filing of the Certificate of Ownership and Certificate of Merger

5

Effects of the Merger

6

Dissenters’ Rights

6

Principal Reasons for the Change of Domicile

6

No Change in Business, Management, Jobs or Physical Location

7

Broadcaster-DE

7

Some Implications of the Reincorporation

7

Anti-Takeover Implications

8

Effect of Change of Domicile on Shareholder Rights

9

Business Combination Law

9

Limitation on Shareholder Actions

10

Board of Directors Composition

10

Cumulative Voting

11

Indemnification and Limitation of Liability

11

Proposals for Reorganization

12

Vote Required for Certain Mergers and Consolidation

13

Dissenters’ Rights or Appraisal Rights in Mergers

13

Dissenters’ Rights and Appraisal Rights in Certain Other Transactions

14

Dividends

14

Interested Director Transactions

14

Shareholder Derivative Suits

15

Inspection of Shareholder Lists

15

Removal of Directors

16

Loans to Officers and Employees

16

PROPOSAL 2 – ELECTION OF DIRECTORS

17

Information Concerning the Board of Directors and Management

17

Information Concerning Continuing and New Directors

17

Information Concerning Executive Officers of and Key Employees of Broadcaster

18

Current Board of Directors

19

Compensation of Members of the Board of Directors

20

Other Significant Relationships

22

Meetings of the Board of Directors

22

Committees

22

Executive Committee

22

Audit Committee

22

Audit Committee Financial Expert

23

Compensation Committee

23

Communication with the Board of Directors

23

Section 16(a) Beneficial Ownership Reporting Compliance

23

Executive Compensation

24

Options/SAR Grants in the 2006 Fiscal Year

25

Aggregate Option Exercises in 2006 Fiscal Year and Year-End Value

25

Employment Agreements

26

Related Person Transactions

27

Service Agreement with Alchemy Communications, Inc.

27

i

Technology and Content Licensing Agreements

27

Note Receivable from Related Party – Digital Creative Development Corporation 15% Note

27

Note Payable to Related Party

27

Consulting Agreements

27

Severance Arrangements

28

PROPOSAL 3 – RATIFICATION OF AUDITORS

29

Fees of Registered Independent Public Accounting Firm and Services

29

Audit Fees

29

Audit Related Fees

29

Tax Fees

29

All Other Fees

29

Attachment A – Agreement and Plan of Merger

Attachment B – Delaware Certificate of Incorporation

Attachment C – Delaware Bylaws

Attachment D – Audit Committee Charter

Attachment E – Compensation Committee Charter

ii

Background

We completed an earlier merger with AccessMedia Networks, Inc. (“AccessMedia”) on June 1, 2006 (the “AccessMedia Merger”) in which we issued 29,000,000 shares of our common stock and agreed to issue up to an additional 35,000,000 shares of our common stock upon achievement of certain revenue milestones (the “Earn-Out”) to the former shareholders of AccessMedia who were Mr. Michael Gardner and four limited liability companies controlled by Mr. Nolan Quan (the “LLCs”). In addition, we issued 1,450,000 shares of our common stock to Baytree Capital Associates, LLC (“Baytree”) as an advisory fee related to the merger, and an additional 1,000,000 shares to Baytree for consulting services and agreed to reimburse Baytree for its reasonable expenses. Baytree is controlled by Mr. Gardner. In connection with the AccessMedia Merger, we changed our name from International Microcomputer Software, Inc. to Broadcaster, Inc.

In late December 2006, the Broadcaster-CA Board of Directors approved an amendment to the Merger Agreement through which the definition of revenue was amended to include not only revenue under Generally Accepted Accounting Principles but also the number of monthly unique visitors on our website, www.broadcaster.com, as measured by Google Analytics multiplied by $1.00. The original AccessMedia Merger Agreement simply referenced achieving cumulative revenue of $20 million beginning May 1, 2005. The first target date was December 31, 2006. Under the Merger Agreement, as amended, if Broadcaster-CA achieved $20 million of cumulative revenue by that date, the former AccessMedia shareholders were entitled to receive 7,000,000 shares of common stock as an Earn-Out payment.  The Merger Agreement was formally amended on January 4, 2007, effective as of December 29, 2006.

At a meeting of the Board of Directors on February 1, 2007, the Board of Directors concluded that the first revenue target of $20 million, as amended, had been exceeded as of December 31, 2006. Accordingly, Broadcaster-CA issued 7,000,000 additional shares of common stock with 5,040,000 shares going to the LLCs and the remaining 1,960,000 shares to Mr. Gardner. In addition, Baytree received 350,000 additional shares under its Consulting Agreement since it is entitled to an additional 5% of any shares issued under the Merger Agreement.

The LLCs and Mr. Gardner were also parties to two Voting Agreements which provide for continuity of membership on our Board of Directors until the earlier of (i) December 31, 2010 or (ii) the date on which the LLCs and Mr. Gardner own a majority of our common stock.

With the issuance of these additional shares, Mr. Gardner and the four LLCs owned a majority of our common stock and the two Voting Agreements were thereby automatically terminated. Mr. Gardner and Mr. Quan currently have a mutual understanding whereby they agreed to vote together on all matters for an indefinite period.

At a meeting of the Board of Directors on March 14, 2007, the Board of Directors concluded that the next three revenue targets of $40 million, $55 million and $80 million had been met as of that date based upon the same criteria reported by Google Analytics. Accordingly, Broadcaster issued 21,000,000 shares with 15,120,000 shares going to the LLCs and 5,880,000 shares to Mr. Gardner. Baytree received its 5% fee or 1,050,000 shares. Finally, the Board of Directors approved and we issued 50,000 shares to Baytree as a fee in relation to an acquisition completed in September 2006. Baytree waived a $25,000 cash fee.

At a meeting of the Board of Directors on March 23, 2007, the Board of Directors concluded that the fifth revenue target of $100 million had been met as of that date based upon the same criteria reported by Google Analytics. Accordingly, Broadcaster issued 7,000,000 shares with 5,040,000 shares going to the LLCs and 1,960,000 shares to Mr. Gardner. Baytree received its 5% fee or 350,000 shares.

Voting Securities and Principal Holders Thereof

The approval of the Merger (Proposal 1), and the approval of the ratification of the auditors (Proposal 3) require the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the Record Date. As of the Record Date, 102,507,005 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common shareholders.

The LLCs and Mr. Gardner have the power to pass the proposed Merger without the concurrence of any of our other shareholders. They have the power to vote 67,974,300 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the Record Date. They have advised us that they intend to vote for the Merger, which has been recommended by a unanimous vote of our Board of Directors.

After the Merger passes, the Annual Meeting will be adjourned for approximately one hour so that the appropriate filings can be made in California and Delaware, and the Annual Meeting will then continue as that of the Surviving Corporation or Broadcaster-DE.  Because the voting for the election of directors of Broadcaster-DE as the surviving corporation in the Merger will not occur until after the Merger is in effect, the election of Broadcaster-DE’s directors will be according to the Delaware General Corporation Law (the “Delaware Law”). Under the Delaware Law, a plurality of the votes duly cast is required for the election of the directors. That is, the nominees receiving the greatest number of votes will be elected. This is different than California allow which permits cumulative voting where a shareholder may vote all of his shares times the number of directors being elected for one or more candidates. Since Messrs. Quan and Gardner could then remove the directors thus elected within less than two months, we believe it would be a futile act and only cost us additional money in connection with such removal which would require preparation and mailing of another Information Statement.

A plurality of the votes duly cast is required for the election of the directors. That is, the nominees receiving the greatest number of votes will be elected. The effect of this is that the holder or holders of shares representing a majority of the votes entitled to be cast in an election of directors are able to elect all directors then being elected. Therefore, Messrs. Quan and Gardner as majority shareholders will be able to elect all five of the directors they nominate.

The following table sets forth, as of the Record Date, the beneficial ownership of Broadcaster’s common stock by:

·

Each director or proposed director;

·

Each named executive officer. The phrase “named executive officer” refers to those persons who were identified as such in the Summary Compensation Table of Broadcaster’s annual report on Form 10-KSB for the year ended June 30, 2006, as modified. Under the Rules of the Securities and Exchange Commission (the “SEC”) in effect at the time this Form 10-KSB was filed, the Rules defined “named executive officers” as the Chief Executive Officer and four executive officers with the highest compensation. Under the current SEC Rules, only the Chief Executive Officer and two other persons with the highest compensation are named executive officers.  Thus, only three persons are included in the table;

·

All directors and executive officers as a group; this does not include two named executive officers who are no longer employed by Broadcaster, but does include all  current executive officers and directors; and

·

Each person who is known by Broadcaster to own of record or beneficially more than 5% of Broadcaster’s common stock.

Except as otherwise indicated, the shareholders listed in the table have sole voting and dispositive power with respect to the shares indicated, subject to community property laws where applicable.  Except for options and warrants, the numbers are based upon filings made by each person or company with the SEC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class (1)
Directors and Executive Officers:
Common Stock	Richard Berman, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(2)	546,250	*
Common Stock	Evan Binn, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(3)	296,250	*
Common Stock	Sean Deson, 40 Wall Street, 58th Floor, New York, NY 10005(4)	625,000	*
Common Stock	Robert Falcone, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(5)	756,250	*
Common Stock	Kathryn Felice, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(6)	147,500	*
Common Stock	Bruce Galloway, 720 Fifth Avenue, 10th Floor, New York, NY 10019(7)	2,109,409	2.0%
Common Stock	Donald Perlyn, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(8)	251,250	*
Common Stock	Martin Wade, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(6)	246,667	*
Common Stock	Gordon Landies, 100 Rowland Way, Suite 300, Novato, CA 94945(9)(10)	754,560	*
Common Stock	Robert Mayer, 100 Rowland Way, Suite 300, Novato CA 94945(10)	410,206	*
Common Stock	Marvin Mauer, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(6)	345,000	*
Common Stock	All directors and executive officers as a group(10 persons)	5,398,576	5.0%

Proposed Directors:
Common Stock	Blair Mills, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311(6)	75,000	*
Common Stock	Paul Goodman, 420 Lexington Avenue, Suite 2020, New York, NY 10170(11)	0	0%

5% Shareholders:
Common Stock	Broadcaster, LLC, 9201 Oakdale Avenue, Suite 201, Chatsworth, CA 91311(12)	20,480,000	20.0%
Common Stock	Software People, LLC, 9201 Oakdale Avenue, Suite 201, Chatsworth, CA 91311(12)	10,240,000	9.9%
Common Stock	Trans Global Media, LLC, 9201 Oakdale Avenue, Suite 201, Chatsworth, CA 91311(12)	10,240,000	9.9%
Common Stock	Digital Creative Development Corporation, 720 Fifth Avenue, 10th Floor, New York, NY 10019	6,782,058	6.6%
Common Stock	Michael Gardner, 40 Wall Street, 58th Floor, New York, NY 10005(13)	67,974,300	66.3%
Common Stock	Nolan Quan, 9201 Oakdale Avenue, Suite 201, Chatsworth, CA 91311(13)	67,974,300	66.3%

———————

(1)

Applicable percentages are based on 102,507,005 shares outstanding on March 26, 2007 adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after the date of this Information Statement are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table and subject to any applicable community property laws, Broadcaster believes that each of the shareholders named in the table have sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. To the extent that directors are not serving on the Board of Directors on the vesting dates of May 1 and May 23, 2007, options will be forfeited. This affects the numbers in the table which includes options that vest prior to May 25, 2007.

(2)

Includes 491,250 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster.

(3)

Includes 241,250 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster.

(4)

Mr. Deson is a Managing Director of Baytree, which is controlled by Mr. Michael Gardner, one of our majority shareholders. Because Mr. Deson does not have the power to vote or dispose of the shares of Broadcaster held by Baytree, he is not a beneficial owner of those shares for any purpose. Includes 500,000 shares of common stock owned by an investment company of which Mr. Deson is Managing Member.

(5)

Includes 491,250 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster.

(6)

Consists of shares issuable upon exercise of options to purchase shares of common stock of Broadcaster.

(7)

Includes 791,259 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster. The shares of common stock beneficially owned are based upon a Form 4/A filed with the Securities and Exchange Commission on March 23, 2007.

(8)

Includes 251,250 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster.

(9)

Includes 750,000 shares issuable upon exercise of options and warrants to purchase shares of common stock of Broadcaster.

(10)

No longer an executive officer.

(11)

Does not include 3,089,188 shares of our common stock owned by MBYI Liquidating Trust of which Mr. Goodman is a trustee since there are three trustees and a majority of the trustees must agree to vote or sell the Broadcaster shares. Thus, he is not deemed to be a beneficial owner of the shares owned by the trust.

(12)

Mr. Nolan Quan, one of our principal shareholders is the managing member of this entity.

(13)

As a result of a mutual understanding to act together with respect to matters affecting or relating to the common stock of Broadcaster, Inc., Mr. Gardner, Baytree Capital, a company controlled by him, and Mr. Nolan Quan are deemed to be the beneficial owners of each others shares of common stock. Mr. Quan controls four limited liability companies and is deemed to be the beneficial owner of the shares owned by these companies. The actual numbers used in computing this sum are:

·

Mr. Quan – 46,180,000 shares, 100,000 of which are owned by  a family trust of which Mr. Quan is a trustee and the balance by the limited  liability companies,  and

·

Mr. Gardner – 21,794,300 shares, including 3,750,000 shares owned by Baytree.

The numbers owned of record and beneficially by Mr. Gardner do not include 3,089,188 shares of our common stock owned by MBYI Liquidating Trust. Mr. Gardner owns a 6.7% interest in the trust as a result of an unrelated transaction, but is not a beneficial owner of the shares under the rules of the SEC as described in footnote (1) above. The shares held by the trust may be publicly sold at any time without restriction. Notwithstanding the fact that each of Mr. Gardner and Mr. Quan is deemed to be the beneficial owner of each others shares of common stock, each disclaims beneficial ownership of all shares owned by the other party.

* Represents holdings which are less than 1% of the outstanding common stock of Broadcaster.

PROPOSAL 1 – REINCORPORATION IN DELAWARE

Merger of Broadcaster, Inc., a California Corporation, With and Into Broadcaster, Inc., a Delaware Corporation

Broadcaster-CA is a global Internet entertainment network, providing consumers with access to online entertainment that is fast, easy, safe, fun, and of great value. Broadcaster-CA provides users with delivery of digital entertainment from short items such as video clips of current events all the way to full length television shows and movies − giving them the power to download content to their desktop computer, laptop, PSP, iPod or preferred mobile entertainment device. The Merger will have no impact upon the business of Broadcaster-CA, its employees or officers. Following the Merger, there will be a change in our Board of Directors since Messrs. Quan and Gardner, as the new majority shareholders have advised us they wish to retain three current directors and add two more at the Annual Meeting. This means that five current directors, including one officer who has agreed not to stand for re-election, will not be re-elected. This is described later beginning at page 17 of this Information Statement.

As described above, our Board of Directors has recommended shareholders approve the Merger. Messrs. Quan and Gardner have advised us that they intend to vote their shares for the Merger which means it will pass. Shareholders who oppose the Merger do not have any dissenters’ or appraisal rights.

The Merger will be consummated pursuant to the Plan of Merger, attached hereto as Attachment A, under which Broadcaster-CA, a California corporation, merges with and into Broadcaster-DE, a Delaware corporation and our wholly-owned subsidiary. The Delaware Certificate of Incorporation and Delaware Bylaws of Broadcaster-DE, attached hereto as Attachments B and C respectively, will serve as governing documents following the Merger.

We have summarized the material terms of the Plan of Merger below.

The Merger will cause:

·

a change in our legal domicile from California to Delaware and

·

other changes of a legal nature, the most significant of which are described below.

However, the Merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our common stock will continue to trade without interruption on the Over-the-Counter Bulletin Board under the same symbol.

Our principal executive office is located at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311, and our telephone number is (818) 206-9274.

Broadcaster-DE

Broadcaster-DE, which will be the Surviving Corporation, was incorporated in Delaware on March 26, 2007. Following the Merger, the current shareholders of Broadcaster-CA will be the only shareholders of Broadcaster-DE.

The Delaware Certificate of Incorporation and Delaware Bylaws are substantially identical to the Articles of Incorporation and Bylaws of Broadcaster-CA, except as described in this Information Statement, the statutory references necessary to conform to the Delaware Law and other differences attributable to the differences between the California Corporations Code (the “California Code”) and the Delaware Law.

Filing of the Certificate of Ownership and Certificate of Merger

The Merger will not be effective until the Certificate of Ownership and the Certificate of Merger are filed with the offices of the Secretary of State for California and Delaware, respectively. This will occur immediately after the vote occurs and a majority of outstanding shares vote for the Merger. We intend to have the Certificates pre-signed and will have service companies immediately file them after the vote and during the time the Annual Meeting is adjourned.

Effects of the Merger

Under the California Code and the Delaware Law, when the Merger takes effect:

·

Broadcaster-CA merges into Broadcaster-DE, the surviving entity, and the separate existence of Broadcaster-CA ceases;

·

Broadcaster-DE will be governed by the Delaware Certificate and Delaware Bylaws.

·

The title to all  property owned by Broadcaster-CA will be changed to  Broadcaster-DE; and

·

Broadcaster-DE will have all of the liabilities of Broadcaster-CA.

Dissenters’ Rights

Under Section 1300 of the California Code, the shareholders of Broadcaster-CA are not entitled to dissenters’ rights.

Principal Reasons for the Change of Domicile

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of corporations organized under Delaware law. Delaware has established progressive principles of corporate governance that we could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as Broadcaster-CA now proposes to do, in order to take advantage of Delaware’s flexible and responsive corporate laws. Broadcaster-CA believes that Broadcaster-CA itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in California. Broadcaster-CA’s Board of Directors considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

·

the Delaware Law, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

·

the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware which uses modern computer technology;

·

the Delaware General Assembly, which each year considers and very often adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the Delaware Law continues to be responsive to the changing needs of business;

·

the Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues and are highly regarded; and

·

the well-established body of case law construing the Delaware Law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

Broadcaster-CA believes that, as a Delaware corporation, it would be better able to attract and retain qualified directors and officers than it would be able to as a California corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than is California law. The increasing frequency of claims against directors and officers litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both the California Code and the Delaware Law permit corporations to reduce or limit the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under the California Code. Reincorporation from California to Delaware may make it easier to attract future candidates willing to serve on Broadcaster-CA’s Board of Directors, as many of these candidates already will be familiar with Delaware law, including provisions relating to director indemnification, from their past business experience.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change Broadcaster-CA’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of Broadcaster-CA’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which Broadcaster-CA believes are immaterial. Broadcaster-CA’s management, including all officers, will remain the same following the reincorporation. Broadcaster-CA’s officers will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

Broadcaster-DE

Broadcaster-DE has not conducted any business since its recent organization. Before the reincorporation, Broadcaster-DE will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of Broadcaster-CA will be governed by the Delaware Law and the Delaware Certificate of Incorporation and Delaware Bylaws of Broadcaster-DE.

Some Implications of the Reincorporation

The Merger Agreement provides that Broadcaster-CA will merge with and into Broadcaster-DE, with Broadcaster-DE being the Surviving Corporation. Under the Merger Agreement, Broadcaster-DE will assume all of Broadcaster-CA’s assets and liabilities, including obligations under Broadcaster-CA’s outstanding indebtedness and contracts, and Broadcaster-CA will cease to exist as a corporate entity. Broadcaster-CA’s subsidiaries will become subsidiaries of Broadcaster-DE. Broadcaster-CA’s existing Board of Directors and officers will become the Board of Directors and officers of Broadcaster-DE. However, see Proposal 2.

At the effective time of the reincorporation, each outstanding share of Broadcaster-CA’s common stock, no par value, automatically will be converted into one share of common stock of Broadcaster-DE, $0.001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of Broadcaster-DE. Upon request, we will issue new certificates to anyone who holds Broadcaster-CA’s stock certificates, provided that such holder has surrendered the certificates representing Broadcaster-CA’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable taxes.

Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of Broadcaster-DE that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of Broadcaster-DE that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Broadcaster-CA’s shares.

After the reincorporation, Broadcaster-DE will be a publicly-held corporation, with its common stock trading on the Over-the-Counter Bulletin Board under the same symbol. Broadcaster-DE will also file with the Securities and Exchange Commission and provide to its shareholders the same information that Broadcaster-CA has previously filed and provided.

Following the reincorporation, all of Broadcaster-CA’s employee benefit plans, including stock option and other equity-based plans, would be continued by Broadcaster-DE, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of Broadcaster-DE, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its Certificate of Incorporation or Bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. Broadcaster-CA’s Board of Directors, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of Broadcaster-CA or to obtain representation on Broadcaster-CA’s Board of Directors. Broadcaster-CA’s Board of Directors has no independent plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder. In this connection, Messrs. Quan and Gardner, as the majority shareholders, will be able to control all matters which require the vote of shareholders for the foreseeable future.

With respect to implementing defensive measures, except as indicated below, Delaware Law is preferable to California law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a California corporation or a Delaware corporation, Broadcaster-CA could implement some of the same defensive measures. As a Delaware corporation, however, Broadcaster-CA would benefit from the predictability of Delaware law on these matters.

Effect of Change of Domicile on Shareholder Rights

The most significant differences between the California Code and the Delaware Law are as follows:

Business Combination Law

California	Delaware

The California Code does not contain a provision similar to the Delaware Law.  Section 1101 of the California Code provides that if an acquiring corporation has previously acquired more than 50% but less than 90% of the stock of a California corporation, the acquiring corporation is prohibited from cashing out the remaining shareholders in the target corporation in a cash merger. There are similar prohibitions covering asset acquisitions. Unless certain conditions are met, the acquiring corporation must, in any asset acquisition or merger, issue non-redeemable common stock of the acquiring corporation to the remaining shareholders of the target corporation. Under Section 1203 of the California Code, California also regulates certain tender offers or proposals for reorganization made by “interested parties.”

These California provisions would cease to apply once we reincorporated in Delaware.

Section 203 of the Delaware Law (“Section 203”) was adopted by Delaware’s legislature to encourage potential acquirors to negotiate with a target company’s Board of Directors and, in the absence of successful (or any) negotiations, to provide minority shareholders with protections against certain takeover-related abuses.

Section 203 regulates certain transactions incident to or following large accumulations of shares, including those made by tender offers. Section 203 may have the effect of significantly delaying a purchaser’s ability to acquire the entire interest sought if such acquisition is not approved by a corporation’s Board of Directors. In general, Section 203 prevents an Interested Shareholder (defined generally as a person with 15% or more of a corporation’s outstanding voting stock), from engaging in a Business Combination, as defined below, with a Delaware corporation for three years following the date such person became an Interested Shareholder. For purposes of Section 203, the term “Business Combination” includes, without limitation: (a) mergers with the Interested Shareholder; (b) sales or other dispositions to the Interested Shareholder (except proportionately with the corporation’s other shareholders) of assets of the corporation or a subsidiary having a market value equal to 10% or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock; (c) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the Interested Shareholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the Interested Shareholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); (d) any transaction involving the corporation or a subsidiary that increases the proportionate share of the stock or convertible security of the corporation or such subsidiary owned by the Interested Shareholder (except as a result of immaterial adjustments or any purchase or redemption of stock not caused by the Interested Shareholder) or (e) receipt by the Interested Shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

Business Combination Law

California	Delaware

The three-year moratorium imposed on Business Combinations with Interested Shareholders by Section 203 does not apply if, among other things:

(a) prior to the date on which such shareholder becomes an Interested Shareholder the Board of Directors approves either the Business Combination or the transaction that resulted in the person becoming an Interested Shareholder; (b) the Interested Shareholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an Interested Shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide “confidentially” (e.g., by giving confidential instructions to a plan’s trustee) whether to accept a tender or exchange offer); or (c) on or after the date such person becomes an Interested Shareholder, the Board of Directors approves the Business Combination and it is also approved at a shareholder meeting by holders of two-thirds (66 2/3%) of the voting stock not owned by the Interested Shareholder.

Under Section 203, the restrictions described above do not apply if, among other things, the corporation’s original Certificate of Incorporation contains a provision expressly electing not to be governed by Section 203. The Delaware Certificate of Incorporation does not contain such a provision.

Limitation on Shareholder Actions

California	Delaware

The California Bylaws provide, in accordance with requirements imposed by the California Code, that a special meeting of the shareholders may be called by the Board of Directors, the chairman of the Board of Directors, the president or by the holders of shares entitled to cast not less than 10% of the votes at such meeting.

Reincorporation in Delaware would eliminate the ability of shareholders to call meetings.

Under the Delaware Law, special meetings of shareholders may be called by a corporation’s Board of Directors or by any other person authorized to do so by the Certificate of Incorporation or Bylaws of the corporation. The Delaware Certificate of Incorporation permits the Board of Directors or any shareholder who beneficially owns 10% of more of the outstanding common stock to call a special meeting of shareholders.

Board of Directors Composition

California	Delaware

Under Section 212(a) of the California Code, although a change in the number of directors must in general be approved by the shareholders, the Board of Directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or Bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be

The Delaware Law permits the Board of Directors alone to change the authorized number of directors by amendment to the Bylaws or in the manner provided in the Bylaws, unless the Certificate of Incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such Certificate, which would require a vote of shareholders). The Delaware Certificate is silent.

Board of Directors Composition

California	Delaware

approved by the shareholders. The California Bylaws provide that a change in the stated number of directors must be approved by a vote of the holders of at least a majority of the outstanding shares.

The California Code permits the adoption of a classified Board of Directors with staggered terms but neither the California Articles of Incorporation nor California Bylaws provide for one.

While the California Bylaws establish the number of directors at eight, following the change of domicile, the Delaware Bylaws will allow the Board of Directors by resolution to set the number of directors at any number between three and nine and approval of the shareholders will not be required as would be the case in California. Initially, the number of directors is three, but prior to approval of the Merger, the number will be increased to eight so that the current directors of Broadcaster-CA will be directors of Broadcaster-DE at the time of the Merger. Since Messrs. Quan and Gardner currently plan to elect five directors, we expect that the number of directors will set at five following the Annual Meeting.

The Delaware Law permits the adoption of a classified Board of Directors with staggered terms if provided for in the Certificate of Incorporation or Bylaws. Neither do.

Cumulative Voting

California	Delaware

The California Bylaws requires cumulative voting. Under cumulative voting, each share of stock entitled to vote in an election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his or her votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. As a result, shareholders holding a significant minority percentage of the outstanding shares entitled to vote in an election of directors may be able to effect the election of one or more directors. If cumulative voting is available, then it is mandatory upon timely notice given by any shareholder that such shareholder intends to cumulate its votes at a meeting at which directors are to be elected. In the absence of cumulative voting, the holder or holders of shares representing a majority of the votes entitled to be cast in an election of directors are able to elect all directors then being elected.

Under the Delaware Law, cumulative voting is not available unless it is provided for in a corporation’s Certificate of Incorporation. The Delaware Certificate of Incorporation does not provide for cumulative voting.

Indemnification and Limitation of Liability

California	Delaware

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their Articles or Certificate of Incorporation eliminating the liability of a director to the corporation or its securityholders for monetary damages for breach of a director’s fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

The California Code permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no

The Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the directors who are not parties to such action (even though less than a quorum), by a committee of such directors designated by a majority vote of the directors who are not parties to such action (even though less than a quorum), by independent legal counsel in a written opinion (if there are no such directors or if such directors so direct) or by the shareholders that a person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to the California Code) not opposed to the best interests of the corporation. Without

Indemnification and Limitation of Liability

California	Delaware

indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is fairly and reasonably entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval. Indemnification is permitted only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. The California Code requires indemnification when the individual has successfully defended the action on the merits (as opposed to the Delaware Law that requires indemnification in a suit resulting in a successful defense on the merits or otherwise).

California corporations may include in their Articles of Incorporation a provision that extends the scope of indemnification through agreements, Bylaws or other corporate action beyond that specifically authorized by statute. The California Articles of Incorporation do not contain such a provision.

The California Articles of Incorporation do not contain any provision eliminating monetary liability of the corporation’s directors.

court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

The Delaware Law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

The Delaware Law provides that indemnification permitted by statute shall not be deemed exclusive of any other rights under any Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

In contrast to the California Articles of Incorporation, the Delaware Certificate of Incorporation provides for the elimination of monetary liability of the corporation’s directors to the fullest extent permissible under the Delaware Law.

Proposals for Reorganization

California	Delaware

Section 1203 of the California Code provides that if a proposal for a merger or other reorganization (including a share-exchange tender offer) or for certain sale of assets transactions (any a “Proposal”) is made by a party controlling, either directly or indirectly, the target corporation or that is controlled, directly or indirectly, by an officer or director of the target corporation or that is an entity in which a material financial interest is held by an executive officer or director of the target corporation, an affirmative opinion of an independent appraiser as to the fairness of the consideration to the shareholders of the target corporation must be delivered. The fairness opinion requirement does not apply to short-form mergers between a parent company and its 90%-owned subsidiaries, or if the target company does

The Delaware Law does not contain a provision similar to this part of the California Code.

Proposals for Reorganization

California	Delaware

not have shares held of record by 100 or more persons or if the transaction has been qualified under California securities laws. If any other proposal for reorganization (the “Later Offer”) is received while the Proposal is pending, the directors must transmit the Later Offer and any accompanying documents to the shareholders of the target corporation and the target corporation’s shareholders must be afforded a reasonable opportunity to withdraw any vote, consent or proxy previously given before the vote or written consent on the Proposal becomes effective, or a reasonable time to withdraw any tendered shares before the purchase of shares pursuant to the Proposal.

Vote Required for Certain Mergers and Consolidation

California	Delaware

Both the Delaware Law and the California Code provide for securityholder votes (except as indicated below and for certain mergers between a parent company and a subsidiary that is at least 90% owned by the parent company) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale of substantially all of its assets. In addition to the foregoing, subject to the exceptions described below, the California Code requires the affirmative vote of a majority of the outstanding shares of (i) an acquiring corporation in a share-for-share exchange or a share-exchange tender offer, (ii) the acquiring and acquired corporations in a sale-of-assets reorganization, and (iii) any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization.

The California Code contains an exception to its voting requirements for reorganizations where any corporation or its shareholders immediately before the reorganization own (immediately, after the reorganization) more than five-sixths of the voting power of the surviving or acquiring corporation (or its parent); provided, however, that such exception is not available if (a) any amendments to the articles of the Surviving Corporation are made that would otherwise require shareholder approval or (b) if the holders of a disappearing corporation receive shares of the Surviving Corporation having different rights, preferences, privileges or restrictions than the shares surrendered.

The Delaware Law does not require a shareholder vote of the Surviving Corporation in a merger if (i) the merger agreement does not amend the existing Certificate of Incorporation, (ii) each outstanding or treasury share of the Surviving Corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the Surviving Corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger.

Dissenters’ Rights or Appraisal Rights in Mergers

California	Delaware

Under both the California Code and Delaware Law, a dissenting securityholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair value of his or her shares (as determined by a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under the Delaware Law, dissenters’ rights are called appraisal rights. Appraisal rights are not available with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or widely-held (by more than 2,000 shareholders), if such shareholders receive shares of the surviving corporation or shares of any other corporation

Dissenters’ Rights or Appraisal Rights in Mergers

California	Delaware

In general, the California Code affords dissenters’ rights (a) in any reorganization for which shareholder approval is required and (b) to the shareholders of a subsidiary corporation in a short-form merger, and the exclusions from dissenters’ rights in mergers are somewhat different from those under the Delaware Law. For example, shareholders of a corporation involved in a reorganization are not entitled to dissenters’ rights if the corporation, or its shareholders immediately before the reorganization, or both, will own immediately after the reorganization more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

that are either listed on a national securities exchange  or held of record by more than 2,000 shareholders; or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the Surviving Corporation is required to approve the merger.

Additionally, no appraisal rights are given in a short-form merger where a corporation which owns 90% or more of a Delaware corporation merges the Delaware corporation into the parent.

Dissenters’ Rights and Appraisal Rights in Certain Other Transactions

California	Delaware
The California Code treats these kinds of acquisitions in the same manner as a merger as disclosed above.	The Delaware Law does not provide shareholders of a corporation with appraisal rights when the corporation is acquired by another company or person through the sale of the corporation’s assets.

Dividends

California	Delaware

The California Code provides that a corporation may not make any distribution (including dividends, whether in cash or property, and repurchases or redemptions of its shares for cash or property) unless (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pretax and preinterest earnings for the preceding two fiscal years were less than the average interest expense for such years). In addition, the California Code provides that a corporation may not make any such distribution if, as a result, the excess of the corporation’s assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made.

The Delaware Law provides that a corporation may, unless otherwise restricted by its Certificate of Incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The Delaware Law also provides that a corporation may redeem or repurchase its shares only out of surplus.

It is the present policy of Board of Directors of Broadcaster—CA to retain earnings for use in its business. In the event that the present policy of the Board of Directors changes in the future, however, Delaware generally provides a broader ability for companies to pay dividends.

Interested Director Transactions

California	Delaware

Under the California Code, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.

Under the Delaware Law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.

Interested Director Transactions

California	Delaware

Under the California Code, (a) either the security holders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of Board of Directors approval the contract or transaction must also be “just and reasonable” to the corporation, or (b) the contract or transaction must have been just and reasonable to the corporation at the time it was approved. In the latter case, the California Code explicitly places the burden of proof on the interested director. Under the California Code, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

Under the Delaware Law, a contract or transaction between a Delaware corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers are directors or officers or have a financial interest shall not be void or voidable even if the interested directors votes are counted if:  (a) material facts of the directors’ or officers’ relationship and interest is disclosed to the Board of Directors which in good faith authorizes the contract or transaction by a majority of disinterested directors even though less than a quorum; (b) the material facts have been disclosed and the contract or transaction is approved in good faith by a vote of the shareholders; or (c) the contract or transaction is fair to the corporation as of the time of authorization or ratification by the Board of Directors or the shareholders.  Disinterested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors.  Delaware case law places the burden of proof upon the disinterested director. Therefore, certain transactions that the Board of Directors of Broadcaster—CA would lack the authority to approve, because of the absence of a quorum, could be approved by a majority of the disinterested directors of Broadcaster—DE even though there is no quorum.

Shareholder Derivative Suits

California	Delaware

The California Code provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met.

The California Code also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Under the Delaware Law, a shareholder may only bring a derivative action on behalf of the corporation if he or she was a shareholder of the corporation at the time of the transaction in question.

The Delaware Law does not have a bonding requirement.

Inspection of Shareholder Lists

California	Delaware

The California Code provides for an absolute right of inspection of the shareholder list for any shareholder holding 5% or more of a corporation’s outstanding voting shares or any shareholder holding 1% or more of a corporation’s outstanding voting shares who has filed a proxy statement with the Securities and Exchange Commission. The California Code also provides a right of inspection of the shareholder list to any shareholder for any purpose reasonably related to such holder’s interest as a shareholder.

The Delaware Law does not provide any similar absolute right of inspection, but does permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to such holder’s interest as a shareholder and, for a 10-day period preceding a shareholder meeting, for any purpose germane to such meeting. Restricted access to shareholder records, even though unrelated to a shareholder’s interests as a shareholder, could result in impairment of the shareholders’ ability to coordinate opposition to management proposals, including proposals with respect to a change in control.

Removal of Directors

California	Delaware

Under the California Code, a director or the entire Board of Directors may be removed with or without cause by the affirmative vote of the holders of a majority of shares then entitled to vote; provided, however, that if less than the entire Board of Directors is to be removed, no director may be removed without cause if the shares voted against such removal (or not consenting in writing to such removal) would be sufficient to elect the director or directors in an election of the full authorized number of directors involving cumulative voting by shareholders. Under the California Code, a director may also be removed for cause by the superior court in a suit by shareholders holding at least 10% of the outstanding shares.

Under the Delaware Law one or more directors of a corporation without a staggered Board of Directors can be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. In the instance of a staggered board, the Delaware Law provides that, unless otherwise provided in the Certificate of Incorporation, directors of a corporation may be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors. The term “cause” is not defined in the Delaware Law and is therefore subject to judicial interpretation. Broadcaster-DE does not have cumulative voting or a staggered Board of Directors. There is no cumulative voting permitted under the Certificate of Incorporation of Broadcaster-DE. Nor does it provide for a staggered Board of Directors.

Loans to Officers and Employees

California	Delaware

The California Code provides that, subject to certain exceptions, a corporation may not make any such loan or guarantee to or for the benefit of any officer or director of a corporation or its parent, unless approved by a majority of its shareholders or, in the case of companies with 100 or more record holders of its outstanding shares, unless a bylaw provision adopted by the affirmative vote of the majority of the outstanding shares entitled to vote thereon authorizes the disinterested directors alone to approve such loan or guarantee and such directors determine that such loan or guarantee may reasonably be expected to benefit the corporation.

Under the Delaware Law, a corporation may make loans to, or guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries (including any officer or employee who is a director of the corporation or its subsidiary) when such action, in the judgment of the corporation’s Board of Directors, may reasonably be expected to benefit the corporation.  However, Section 13(k) of the Securities Exchange Act of 1934 precludes both Broadcaster-CA and Broadcaster-DE from making personal loans to its directors and executive officers.

These foregoing differences are not the only differences between the California Code and the Delaware Law. However, management believes that they are the most likely to have a material effect on the relative rights of our shareholders as a result of the change of domicile merger.

PROPOSAL 2 – ELECTION OF DIRECTORS

Information Concerning the Board of Directors and Management

Broadcaster-CA’s Board of Directors consists of the following persons:

Name	Relationship, if any, with Company
Bruce Galloway	Chairman of the Board
Martin R. Wade, III	Chief Executive Officer and Director
Richard J. Berman	Director
Evan Binn	Director
Sean Deson	Director
Robert Falcone	Director
Kathryn Felice, Esq.	General Counsel and Director
Donald Perlyn	Director

We have been advised by our majority shareholders, Messrs. Quan and Gardner, that they do not intend to nominate or vote for Messrs. Binn, Falcone, Galloway and Perlyn at the Annual Meeting. Additionally, they have agreed with Ms. Felice not to nominate or vote for her. They do intend to nominate and vote for the other three current directors and the two persons listed below.

Information Concerning Continuing and New Directors

The proposed new directors are:

Name	Age	Position with Broadcaster-CA
Blair Mills	42	Chief Financial Officer
Paul Goodman, Esq.	44	Trustee of a shareholder

The proposed continuing directors are:

Name	Age	Position with Broadcaster-CA
Martin R. Wade, III	57	Chief Executive Officer and Director
Richard J. Berman	64	Director
Sean Deson	42	Director

Blair Mills. Mr. Mills joined us in June 2006 as Chief Financial Officer. Previously, he served as Chief Financial Officer of AccessMedia beginning in May 2005. Prior to that date, Mr. Mills served in various management positions at several Internet-based businesses, including most recently Longview Media, Inc. from September 2000 through September 2006. Mr. Mills has also served as an independent consultant to small businesses and emerging growth companies. Mr. Mills is a Chartered Accountant in Canada and a Certified Public Accountant in Illinois.

Paul Goodman. Mr. Goodman is a partner in the New York City law firm of Cyruli Shanks & Zizmor LLP and concentrates on the representation of Internet and new media clients handling a wide range of corporate and financing transactions including venture capital, angel round investing and mergers and acquisitions. He was formerly a faculty member of the Queens College Computer Science Department and is the author of five books on computer programming. Mr. Goodman became a director of Maxus Technology Corporation in December 2006. He has also been on the board of directors of SecureLogic Corp. since 1999. He serves on the Audit Committee of each of these corporations. Mr. Goodman received his law degree from the City University of New York and also holds a Bachelors and Masters Degree in Computer Science.

Martin R. Wade, III. Mr. Wade became a director and Chief Executive Officer of Broadcaster in August 2001. Prior to joining Broadcaster, he served in several executive positions, including Chief Executive Officer, with Digital Creative Development Corporation between 2000 and 2001. Mr. Wade served from 1998 to 2000 as a mergers and acquisitions investment banker at Prudential Securities and from 1996 to 1998 as a Managing Director in mergers and acquisitions at Salomon Brothers. From 1991 to 1996, Mr. Wade was National Head of Investment Banking at

Price Waterhouse, LLC. Mr. Wade also spent six years in the mergers and acquisitions department at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade holds the following directorships:

·

director of Alliance One International, Inc. (NYSE: AOI) since February 2001,

·

director of NexMed, Inc. (NasdaqCM: NEXM) since June 2003, and

·

director of Command Security Corporation (OTCBB: CMMD) since August 2004.

Richard J. Berman. Mr. Berman became a director of Broadcaster in February 2002 and is a member of our Audit Committee. His business career spans over 35 years of venture capital, management and merger and acquisitions experience. In the last five years, Mr. Berman has served as a professional director and/or officer of about a dozen public and private companies. He has been Chief Executive Officer of NexMed, Inc. since January 2006. From 1998 - 2000, he was employed by Internet Commerce Corporation as Chairman and Chief Executive Officer. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the mergers and acquisitions and Leveraged Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now Soho in New York City by developing five buildings; and advised on over $4 billion of mergers and acquisitions transactions. He is a past Director of the Stern School of Business of NYU. Mr. Berman holds the following directorships:

·

director of NexMed, Inc. (NasdaqCM: NEXM) since June 2002,

·

director of Internet Commerce Corporation (NasdaqCM: ICCA) since September 1998,

·

director of Dyadic International, Inc. (AMEX: DIL) since January 2005,

·

director and chairman of the board of National Investment Managers, Inc. (OTCBB:

NIVM) since March 2005,

·

director of Advaxis, Inc. (OTCBB: ADXS) since September 1, 2005, and

·

director of MediaBay, Inc. (Pink Sheets: MBAY) since June 2003.

Sean Deson.  Mr. Deson was appointed to our Board of Directors on March 14, 2007. Mr. Deson is a Managing Director of Baytree Capital Associates, LLC, which is controlled by one of our principal shareholders. Since January 2000, Mr. Deson has been a Managing Partner of Deson Ventures, LLC, and a Managing Director of Deson & Co., Inc. both finance and investment firms principally focused on high technology companies. Additionally, since November 2002, Mr. Deson has been a Managing Member of Treeline Management, LLC, a money management firm. From 1990 to 2000, Mr. Deson was employed by Donaldson, Lufkin & Jenrette Securities Corporation as an Investment Banker. Mr. Deson is currently a director of Activeworlds Corp. (BB: AWLD), where he has been president since September 2002, and SecureLogic Corp. (BB: SLGI), and was formerly a director of Technology Flavors and Fragrances, Inc. (AMEX: TFF) and e-Centives, Inc. (OB: ECTV). Mr. Deson earned his BS in Computer Technology and his MBA in Finance, both with Distinction, from the University of Michigan, Ann Arbor.

Information Concerning Executive Officers of and Key Employees of Broadcaster

Name	Age	Position with Broadcaster
Martin R. Wade, III	57	Chief Executive Officer and Director
Blair Mills	42	Chief Financial Officer and Director
Kathryn Felice, Esq.	37	General Counsel
Marvin Mauer	52	President of Houseplans, Inc.
Sanger Powell Robinson, II	38	President of Broadcaster Interactive, Inc.
Peter Wang	37	Chief Analytics Officer

Martin R. Wade, III.  See the discussion above under Continuing and New Directors.

Blair Mills.  See the discussion above under Continuing and New Directors.

Kathryn Felice, Esq. Ms. Felice became a director of Broadcaster in May 2006. She also has been Broadcaster’s General Counsel since October 2006. She served as General Counsel of AccessMedia from May 2005 until October 2006. Before joining AccessMedia, Ms. Felice practiced commercial litigation in San Diego, California, representing various technology companies and venture capital groups. Immediately prior, Ms. Felice served as law clerk to the Honorable Louisa S. Porter in the United States District Court for the Southern District of California. During law school, Ms. Felice was a judicial extern to United States District Court Judge Thomas J. Whelan, served on The San Diego Law Review, was a contributing editor for The Journal of Contemporary Legal Issues, and a member of the National Moot Court Tax Team. Prior to attending law school, Ms. Felice served as a director in the West Coast Region of Kaplan Educational Centers, a wholly-owned subsidiary of the Washington Post.

Marvin Mauer, President of Houseplans, Inc. Mr. Mauer joined Broadcaster in 2002 and has held a variety of positions. In May 2005, he became President of Houseplans, Inc., our wholly-owned subsidiary. Prior to this time he was employed at Autodesk, Inc.

Sanger Powell Robinson, II, President of Broadcaster Interactive, Inc. Mr. Robinson has been President of Broadcaster Interactive, Inc. since December 2006 and was Vice President of Business Development and Marketing of AccessMedia from February 2005. He was a founder and Chief Executive Officer of NetBroadcaster.com, Inc. Mr. Robinson has been important in the development of the AccessMedia software and advises AccessMedia on its marketing strategies and developing strategic relationships with online traffic aggregators and marketing companies.

Peter Wang. Mr. Wang became Chief Analytics Officer of Broadcaster in March 2007.  From February 2001 until September 2006, Mr. Wang served as Vice President of Operations at Sagemetrics Corporations, a provider of marketing and business intelligence solutions.

Current Board of Directors

The following table lists all of the current members of the Board of Directors of Broadcaster-CA.

Name	Age	Position	Director Since

Bruce Galloway (1)	49	Chairman of the Board of Directors	2001
Martin Wade, III (1)	57	Chief Executive Officer and Director	2001
Evan Binn (2)(3)	67	Director	2001
Donald Perlyn (1)	63	Director	2001
Robert S. Falcone (2)	59	Director	2002
Richard J. Berman (1)(2)(3)	64	Director	2002
Kathryn Felice	37	General Counsel and Director	2006
Sean Deson	42	Director	2007

———————

(1)

Member of the Executive Committee.

(2)

Member of the Audit Committee.

(3)

Member of the Compensation Committee.

Broadcaster-CA does not have a Nominating Committee. Since the majority shareholders have advised Broadcaster-CA of their intention to act together and who they intend to nominate and elect, management did not believe it was appropriate to ask the current Board of Directors to consider adopting a nomination process for the election of directors. We intend to implement the necessary formation of a Nominating Committee upon such time as our share ownership becomes more diversified.

The following information concerning the directors who will not be re-elected is required by the Rules of the Securities and Exchange Commission.

Bruce R. Galloway, age 49. Mr. Galloway became Chairman of Broadcaster in August 2001, pursuant to the proposed merger agreement between Broadcaster and Digital Creative Development Corporation or Digital Creative signed on August 31, 2001. Mr. Galloway is currently the President of Galloway Capital Management, LLC based in New York. Galloway Capital Management is an investment firm focusing on investments in and turnaround initiatives for distressed companies. Prior to founding Galloway Capital Management, Mr. Galloway was a

Managing Director at Burnham Securities, Inc., an investment bank and NASD broker-dealer based in New York. Prior to joining Burnham Securities, Inc., from 1991 to 1993, Mr. Galloway was a Senior Vice President at Oppenheimer & Company, an investment bank and NASD broker-dealer based in New York. He has been a director of Forward Industries, Inc. (NasdaqCM: FORD) since April 2002 and a director and Chairman of the Board of Command Security Corporation (OTCBB: CMMD) since August 2004. Mr. Galloway serves as the Chairman of the Board and a member of the Executive Committee of Broadcaster.

Evan Binn, age 67. Mr. Binn became a director of Broadcaster in August 2001. Mr. Binn is a self employed Certified Public Accountant. Mr. Binn is a certified public accountant in California. He is a member of the California Society of Certified Public Accountants and has maintained a practice in Los Angeles, California for thirty-seven years.

Donald Perlyn, age 63. Mr. Perlyn became a director of Broadcaster in August 2001. Mr. Perlyn serves as Executive Vice President of Nathan’s Famous, Inc. and President of its subsidiary Miami Subs Corporation. He has been President of Miami Subs since July 1998. Mr. Perlyn has been a director of Nathan’s Famous, Inc. (NASDAQ: NATH) since 1999.

Robert S. Falcone, age 59. Mr. Falcone became a director of Broadcaster in February 2002 and has over thirty-seven years of financial management and board experience. Mr. Falcone is currently President and Chief Executive Officer of Catalyst Acquisition Group, a private equity corporate buyout firm. From 2003 to 2004 he served as the Executive Vice President and Chief Financial Officer of BearingPoint, Inc. an international consulting firm serving Global 2000 companies, medium-sized businesses, government agencies and other organizations. From 2000 to 2002 he was chief financial officer for 800.com, a consumer electronics Internet retailing company. Mr. Falcone is a certified public accountant and has served on the boards of directors for Radio Shack Corporation (NYSE: RSH) and The Nautilus Group (NYSE: NLS) since 2003. Mr. Falcone serves as the Chairman of the Audit Committee and is the designated audit committee financial expert.

Kathryn Felice, age 37. See the discussion above under Information Concerning Executive Officers of and Key Employees of Broadcaster.

Sean Deson, age 42. See the discussion above under Information Concerning Continuing and New Directors.

Compensation of Members of the Board of Directors

For services in the fiscal year ending June 30, 2007, in addition to reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, we compensated our non-management directors according to the following schedule, which became effective as of May 23, 2006:

·

A monthly retainer for each non-management member of the board of directors in the amount of $1,500.

·

An additional monthly retainer for each non-management member of the Audit Committee in the amount of $500.

·

An additional monthly retainer for the Chairman of the Audit Committee in the amount of $500.

·

An additional monthly retainer for each non-management member of the Executive Committee in the amount of $500.

·

An additional monthly retainer for the Chairman of the Compensation Committee in the amount of $500.

·

We granted options to purchase 75,000 common stock options to each non-management director; 65,000 at a price of $1.90 per share. and 10,000 at a price of $1.88 per share.

The options vest in equal increments every three months, subject to remaining a director on each applicable date. Assuming that Messrs. Galloway, Binn, Falcone and Perlyn are not re-elected, 18,750 options will not vest for each of them. Additionally, on February 1, 2007, the Board of Directors issued 75,000 options to each non-employee director exercisable at $1.60 per share. The options will vest quarterly, beginning May 1, 2007, subject to continuing as a director on each applicable vesting date.

The following table details cash compensation received by our directors for their service on the Board of Directors or its Committees during fiscal years ended June 30, 2005 and 2006.

Name	Amount FY 05	Amount FY 06
Richard J. Berman	$18,000	$21,000
Evan Binn	18,000	21,000
Robert S. Falcone	18,500	23,000
Bruce R. Galloway (1)	20,000	17,500
Donald Perlyn	13,000	14,000
Kathryn Felice (2)	—	1,500
Total	$87,500	$98,000

———————

(1)

Mr. Galloway also received consulting compensation through June 30, 2006. See the heading below entitled “Related Person Transactions” for more detail.

(2)

Ms. Felice’s compensation reflects that she began serving as a director in the last month of the fiscal year ending June 30, 2006.

The following table details the options received by our directors for their service on the Board of Directors, its Committees or as employees during the years ended June 30, 2005 and 2006.

Name	Amount FY 05	Amount FY 06
Richard J. Berman	75,000	150,000
Evan Binn	50,000	125,000
Robert S. Falcone	75,000	150,000
Bruce R. Galloway	100,000	175,000
Robert Mayer (1)	25,000	45,000
Donald Perlyn	50,000	125,000
Martin R. Wade, III (2)	—	—
Kathryn Felice (3)	—	75,000
Total	375,000	845,000

———————

(1)

Mr. Mayer resigned in October 2005.

(2)

Does not include 200,000 vested options Mr. Wade received in September 2006 that he earned in connection with the closing of the Merger but issuance was delayed pending approval by the Board of Directors. See“Employment Agreements” below.

(3)

Does not include 150,000 10-year options issued to Ms. Felice, pursuant to her October 2006 employment agreement exercisable at $1.35 per share vesting quarterly over the first year of grant subject to continued employment on each applicable vesting date.

The following table outlines the outstanding warrants held as of June 30, 2006 by each member of the Board of Directors who has served as a member during the 2006 fiscal year. None of the persons listed below has exercised any warrants since the grant date.

Name of Holder (1)	Issue Date	Expiration Date	Number of Warrants	Exercise Price
Richard J. Berman	04/04/02	1 yr after termination	250,000	$0.81
Evan Binn	04/04/02	1 yr after termination	50,000	$0.81
Robert S. Falcone	04/04/02	1 yr after termination	250,000	$0.81
Bruce R. Galloway	04/04/02	3 yrs after termination	500,000	$0.81
Donald Perlyn	04/04/02	1 yr after termination	50,000	$0.81
Robert Mayer (2)	04/04/02	1 yr after termination	250,000	$0.81
Martin R. Wade, III	07/03/03	07/02/08	46,667	$0.75
Kathryn Felice	—	—	—	—
Total Outstanding			1,396,667

———————

(1)

Except as described in “Executive Compensation” below with regard to Mr. Wade’s services as Chief Executive Officer, Ms. Felice’s services as General Counsel and in “Related Party Transactions” regarding a

Consulting Agreement with Mr. Galloway, no director is a party to any other arrangements pursuant to which such director was compensated by us during the  fiscal years ended June 30, 2005 and 2006.

(2)

Mr. Mayer resigned in October 2005.

Other Significant Relationships

Mr. Nolan Quan served as the president of AccessMedia until the closing of the Merger on June 1, 2006 and is a principal shareholder of Broadcaster-CA. He is our largest shareholder through four limited liability companies he controls. However, Mr. Quan is involved and provides advisory services to Broadcaster-CA through a part-time Consulting Agreement with us. Mr. Quan has approximately 30 years of business experience including approximately 20 years of experience developing new businesses. Mr. Quan has co-founded a series of successful Internet-related companies which range from Internet infrastructure and service companies to entertainment portal companies, including Alchemy Communications, Inc. in 1995, NetBroadcaster, Inc. in 1998, and AccessMedia in 2002. Mr. Quan has also held the position of: President of Metropolis Pictures, a film production and distribution company whose list of clients included HBO, Showtime, Viewer’s Choice, DirecTV, Universal Pictures and Orion. He has also held financial and operational positions at Touché Ross & Company, Getty Oil, ESPN, Mattel Electronics and Magnum Entertainment. Mr. Quan has a Bachelor of Science in Computer Science Engineering and an MBA from the University of California at Los Angeles.

Meetings of the Board of Directors

Our Board of Directors held four meetings and acted by unanimous consent on one occasion during the fiscal year ended June 30, 2006.

Committees

We have an Executive Committee, Audit Committee and Compensation Committee.

Executive Committee

The role of the Executive Committee is to act when the Board of Directors is unavailable.  The Executive Committee has all of the authority of the Board of Directors, except as limited by the Bylaws. These limitations include fixing the compensation of the Board of Directors on any Committee, declaring dividends and filling vacancies on the Board of Directors or any Committee.

The Executive Committees duties include the following:

·

Review the Company’s strategic direction and make recommendations to the Board of Directors regarding modifications in direction;

·

Corporate governance;

·

Review composition and size of the Board of Directors and determine the criteria for membership including issues of character, judgment, diversity, age, expertise, corporate experience, length of service, independence, and other board commitments; and

·

Identify, consider and recommend candidates to fill new positions or vacancies on the Board of Directores.

Our Executive Committee consists of Messrs. Martin R. Wade, III, Bruce Galloway, Donald Perlyn, and Richard Berman.

The Executive Committee currently has the authority to nominate directors subject to approval of our shareholders. Since Messrs. Quan and Gardner have advised us that they intend to vote together at the Annual Meeting, we are not soliciting proxies requesting our shareholders to vote for selected candidates.

We have adopted a written Executive Committee charter.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors.

The members of the Audit Committee are Mr. Robert Falcone, who serves as its chairman, and Messrs. Richard Berman and Evan Binn. Only Mr. Berman will continue as a director. The Board of Directors has determined that the members of the Audit Committee are independent within the meaning of the rules of the American Stock Exchange.

The Audit Committee held four meetings during the fiscal year ended June 30, 2006.

We have adopted a written Audit Committee charter, a copy of which is attached as Attachment D.

Audit Committee Financial Expert

Our Board of Directors has determined that Robert Falcone qualifies as an “audit committee financial expert” as that term is defined by the Rules of the SEC. Mr. Falcone is “independent,” as that term is defined in rules of the American Stock Exchange. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Falcone’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Falcone any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors. Since Mr. Falcone is not continuing, our management expects that Mr. Berman will be named as an Audit Committee Financial Expert.

Compensation Committee

The Compensation Committee determines the compensation of our executive officers.  The members of the Compensation Committee are Messrs. Bruce Galloway, Martin Wade, III, Donald Perlyn, and Richard Berman. Only Messrs. Wade and Berman will continue as directors. The Compensation Committee held no meetings and did not act by unanimous consent during the fiscal year ended June 30, 2006.

We have adopted a written Compensation Committee charter, a copy of which is attached as Attachment E.

Communication with the Board of Directors

Our shareholders may send communications to the Board of Directors at the following address: Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311, Attention: Kathryn Felice, Esq.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% shareholders are required by the SEC’s Rules to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us or reviewed by us on the SEC’s website, and written representations from reporting persons that no Forms 5 were required, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2006 except as follows:

Name	Number of Late Reports	Number of Late Transactions	Number of Known Failures to File
Robert Mayer	2	7
Bruce Galloway	3	3
Donald L. Perlyn	1	1
Digital Creative Development Corp.	4	6
Blair Mills			1(1)
Marvin Mauer			1

———————

(1)

The missing filing was made on November 16, 2006.

Executive Compensation

The following table sets forth all compensation awarded, earned or paid for services rendered to Broadcaster and its subsidiaries in all capacities during each of the fiscal years ended June 30, 2006, 2005, 2004, respectively to (i) our Chief Executive Officer during fiscal year 2006 and (ii) our four most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 for the year ended June 30, 2006

Summary Compensation Table

		Annual Compensation			Long Term Compensation
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)

Martin R. Wade, III	2006	$225,000	$415,000	$19,940		13,727(1)
Chief Executive Officer	2005	$200,000	$255,000	$—	—	12,464(1)
	2004	$200,000	—	$—	46,667	12,464(1)

Gordon Landies (2)	2006	$195,000	$655,250	$22,500	—	$403,727(1)
President	2005	$198,750	$400,000	$—	350,000	$12,464(1)
	2004	$180,000	—	$—	150,000	12,464(1)

Robert Mayer (3)	2006	$144,000	$108,550	$13,732	40,000	$92,431(1)
Executive Vice President of Precision Design	2005	$138,000	$32,540	$—	45,000
	2004	$133,500	$44,000	$—	—

Marvin Mauer (4)	2006	$130,000	$127,100	$—	—	$59,946(1)
President of Houseplans	2005	$120,000	$20,705	$—	—	$10,115(1)
	2004	$110,000	$26,250	$—	—	$8,176(1)

Robert O’Callahan (5)	2006	$140,000	$137,500	$2,244	—	$58,063(1)
Chief Financial Officer	2005	—	—	—	150,000	$—

———————

(1)

Includes payments of medical and dental insurance premiums by Broadcaster on behalf of the named officers’ dependents.

(2)

Mr. Landies ceased to serve as our President effective as of February 28, 2006 but remained on our payroll until June 30, 2006. All Other Compensation for Mr. Landies in 2006 includes two years’ severance as required by his Employment Agreement.

(3)

Following the sale of our Precision Design business, Mr. Mayer resigned as Executive Vice

President of Precision Design as of June 30, 2006.

(4)

Mr. Marvin Mauer became President of Houseplans on May 25, 2005.

(5)

Mr. O’Callahan ceased to serve as our Chief Financial Officer effective as of June 15, 2006. Mr. O’Callahan’s options were fully vested.

Options/SAR Grants in the 2006 Fiscal Year

The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended June 30, 2006, to the persons named in the Summary Compensation Table. No stock appreciation rights were granted during fiscal year 2006.

Name	Option Grants/Warrant Issuances in Last Fiscal Year
	Individual Grants
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%	10%
Gordon Landies	—	—	—	—	—	—
	20,000	1.27%	$1.45	08/08/2015	$18,238	$46,219
Robert Mayer	25,000	1.29%	$1.08	02/23/2016	$16,980	$43,031
Marvin Mauer	40,000	2.54%	$1.45	08/08/2015	$36,476	$92,437
	25,000	1.59%	$1.08	02/23/2016	$16,980	$43,031

———————

(1)

All options granted in the year ended June 30, 2006 were granted pursuant to our 2004 Stock Incentive Option Plan. These options, which typically have vesting period of up to three years, become exercisable over time based on continuous employment with Broadcaster, and, in certain cases, are subject to various performance criteria or vest in full immediately. Does not include 3,750,000 options to purchase our common stock granted to Mr. Martin Wade, III effective September 12, 2006 at an exercise price of $0.95. Of the options, 200,000 are fully vested and the remaining options will vest if revenue milestones are achieved by AccessMedia. Mr. Wade’s Employment Agreement provided he would get the options at the closing of the Merger, but because the Board of Directors did not authorize the grant by the time of the closing, it was not effective until September 12, 2006, the following fiscal year.

(2)

All options in this table have exercise prices equal to the fair market value on the date of grant.

(3)

Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved. If there is no appreciation, there is no potential realizable value.

Aggregate Option Exercises in 2006 Fiscal Year and Year-End Value

The following table sets forth information on the option exercises during the last fiscal year by each of the named executive officers and the number of shares covered by both exercisable and non-exercisable stock options held by them as of June 30, 2006. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any such existing stock option and the fiscal year-end price of the common stock. No stock appreciation rights were held or exercised by the named executive officers during fiscal year 2006.

	Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values
			Number of Unexercised Options / SARs At June 30, 2006	Value of Unexercised In-The-Money Options At June 30, 2006($)(1)
Name	Exercise #	Value Realized($)	Exercisable / Unexercisable	Exercisable / Unexercisable
Gordon Landies	30,025	$16,516	350,000 / —	$157,500 / —
Robert Mayer	57,500	$96,175	120,000 / —	$65,600 / —
Marvin Mauer	40,000	$43,200	156,250 / 28,750	$48,437 / $9,813

———————

(1)

Based on the difference between the market price of the common stock at June 30, 2006 ($1.55 per share) and the aggregate exercise prices of the options.

Employment Agreements

In December 2005, Mr. Martin R. Wade, III, our Chief Executive Officer, entered into an Employment Agreement pursuant to which Mr. Wade receives an annual base salary of $225,000. In fiscal year 2007, he was granted options to purchase 3,750,000 shares of Broadcaster common stock of which 200,000 shares were vested and 3,550,000 shares vest upon AccessMedia’s achievement of certain revenue milestones. Under his Employment Agreement, Mr. Wade was to receive the options upon the closing of the Merger; due to an oversight, the grant was not approved by the Board of Directors until September 12, 2006. As a result, the exercise price increased to $0.95 per share from $0.86 per share. Mr. Wade also gets a $100,000 cash bonus upon AccessMedia’s achievement of certain revenue milestones. In addition, Mr. Wade receives a 2% bonus of the net sale price upon the completion of sale of certain Broadcaster assets. This Agreement is for a term of three years unless terminated for cause, death, or disability.

Mr. Gordon Landies, our former President, resigned as of February 28, 2006 but remained on our payroll until June 30, 2006. Pursuant to his Employment Agreement, Mr. Landies was provided a severance package equal to two years of full compensation based on an annual salary of $195,000, acceleration of options, and full benefits beginning June 30, 2006. In addition, Mr. Landies received a bonus in the amount of $150,000 as a result of the closing of the acquisition of AccessMedia.

In June 2005, we entered into an Employment Agreement with Mr. Robert Mayer, our former director and Executive Vice President of Precision Design. Mr. Mayer ceased to serve on the Board of Directors effective the start of business of October 20, 2005. Mr. Mayer’s agreement provided for the payment of a $144,000 minimum base annual salary and bonuses of up to $60,000 annually. During fiscal year 2006, Mr. Mayer was paid a cash bonus of $75,000 for the sale of assets and product lines associated with the Precision Design business. Mr. Mayer resigned as Executive Vice President as of June 30, 2006. He received a severance package equal to six months base salary and benefits coverage for six months.

In June 2005, we entered into an Employment Agreement with Mr. Robert O’Callahan, our former Chief Financial Officer. Mr. O’Callahan’s Agreement provided for the payment to Mr. O’Callahan of a $140,000 minimum base annual salary and an annual bonus of up to $80,000. Mr. O’Callahan was granted an option under the 2004 Option Plan to purchase 150,000 shares of our common stock at the closing price of the stock as of the date of grant. Pursuant to the terms of his Employment Agreement, Mr. O’Callahan was paid a bonus in the amount of $125,000 in connection with the closing of the acquisition of AccessMedia Merger. Mr. O’Callahan’s termination date was June 15, 2006, and he received a severance package equal to three months base salary and benefits coverage.

In October 2006, we entered into a three-year Employment Agreement effective June 15, 2006 with Mr. Blair Mills, our Chief Financial Officer. Mr. Mills’ agreement provides for the payment to Mr. Mills of a $150,000 minimum base annual salary and quarterly bonuses of up to $15,000. Mr. Mills also received 150,000 10-year options exercisable at $.95 per share which were approved by the Board on September 12, 2006. The options vest quarterly over one year subject to continued employment on the applicable vesting dates.

In October 2006, we entered into a three-year Employment Agreement with Kathryn Felice, Esq., our General Counsel. Ms. Felice’s agreement provides for the payment to her of a $150,000 minimum base annual salary and quarterly bonuses of up to $15,000. In October 2006 Ms. Felice also received 150,000 10-year options exercisable at $1.35 per share. The options vest quarterly over one year subject to continued employment on the applicable vesting dates. Ms. Felice continued to serve as AccessMedia’s General Counsel following the Merger until she entered into this Employment Agreement. From June 1, 2006 until she became Broadcaster’s General Counsel, she received $12,500 per month as AccessMedia’s General Counsel.

On May 25, 2005 we entered into an Employment Agreement with Mr. Marvin Mauer, President of Houseplans. His agreement provides he will receive a salary of $10,833 per month and quarterly bonuses of up to $15,000. Additionally, he is eligible to receive bonuses of $30,000 upon the sale of assets or similar transactions of Houseplans in excess of $10,000,000, and $65,000, if Houseplans merges into another company resulting in a net share amount greater than $1.50.

Related Person Transactions

Service Agreement with Alchemy Communications, Inc.

Prior to the Merger, AccessMedia, our wholly-owned subsidiary, entered into an operating agreement with Alchemy Communications, Inc., pursuant to which Alchemy provides office and operating space, staffing, technical services and consulting, bandwidth and hosting, network infrastructure and other related services. During the one month ended June 30, 2006, we incurred approximately $180,749 in costs associated with employee benefits, administrative space and operating costs. Mr. Nolan Quan owns, either directly or indirectly, approximately 27% of Alchemy.

Technology and Content Licensing Agreements

MyVod Inc., our wholly-owned indirect subsidiary, has entered into various licensing agreements with Broadcaster LLC, in consideration of a one-time license fee of one dollar for each license. The licenses provide certain key technologies, including digital rights management and content distribution systems, in connection with our AccessMedia business. The licenses are nonexclusive and are granted in perpetuity. However, we generally do not have the right to modify the licensed technologies used in our AccessMedia business, nor do we have the right to receive updates or upgrades or to obtain a copy of the source code for such technologies. Mr. Nolan Quan, who is our principal shareholder and one of several inventors of some of the licensed technologies, holds a majority interest in Broadcaster LLC. We are in the process of acquiring the technologies which are subject to these licenses and new technologies which we plan to introduce on accessmedia.tv.

Note Receivable from Related Party – Digital Creative Development Corporation 15% Note

In September 2003, we lent Digital Creative, a corporation of which our Chairman of the Board, Mr. Bruce Galloway, was President, $350,000 and received a one-year note together with 15% interest. The note was secured by 400,000 shares of our common stock owned by Digital Creative. In September 2004, the note was extended to May 31, 2005 in exchange for full payment of accrued interest and a $25,000 reduction in the principal of the note. On January 31, 2005, we sold the Digital Creative note to a third party for $343,000, representing the principal balance then due together with accrued interest. We received payment on February 10, 2005.

Note Payable to Related Party

AccessMedia owes $1,725,000 to Mr. Nolan Quan, who is our principal shareholder. The notes pay annual interests of 4% and are collaterized by the assets of AccessMedia. The notes are payable on demand.

Consulting Agreements

Mr. Nolan Quan recently entered into a Consulting Agreement with AccessMedia in exchange for $1,000 per month, reimbursement of expenses and certain indemnification. Mr. Quan provides strategic advisory services on a part-time basis.

On May 1, 2003, we entered into a Consulting Agreement with Mr. Bruce Galloway, Chairman of our Board of Directors, to provide services to Broadcaster related to potential acquisitions and divestitures. In return for his services, Mr. Galloway could be entitled to a fee from zero to $200,000 for each such transaction dependent on his involvement and the consideration received or paid by us as a result of the transactions. Mr. Galloway was not compensated under this agreement in fiscal year 2004 or 2005 or through December 31, 2005 and the agreement was terminated on December 12, 2005. At that time, we entered into a new Consulting Agreement with Mr. Galloway to provide services to Broadcaster-CA related to investor introductions and relationships. In return for his services through June 30, 2006, Mr. Galloway was paid $10,000 per month. The Agreement expired on June 30, 2006 and was not renewed.

On June 20, 2005, we entered into a Consulting Agreement with Baytree, a company controlled by Mr. Michael Gardner, one of our principal shareholders. Baytree agreed to act as our exclusive financial advisor in connection with the Merger. We agreed to pay Baytree a fee equal to 5% of the consideration payable to the AccessMedia shareholders who included Mr. Gardner. Accordingly, at the closing, we issued Baytree 1,450,000 shares of common stock. Additionally, we issued Baytree 1,000,000 shares of our common stock for consulting services and agreed to reimburse Baytree for its reasonable expenses. For accounting purposes, all 2,450,000 shares were treated as merger-related costs. Under the terms of our Consulting Agreement with Baytree, to the extent we issue former AccessMedia shareholders additional shares of our common stock as Merger consideration based upon meeting future revenue milestones, we are obligated to pay Baytree a fee equal to 5% of the shares issued. Since the closing of the Merger, Baytree has received 1,750,000 of our shares of common stock as additional fees upon our meeting five revenue milestones under the Merger Agreement. Additionally, it received a fee of 50,000 shares of our common stock as a fee in connection with an acquisition. Over the past two years, we have not paid Baytree any other fees.

For information concerning issuance of additional shares of our common stock to the LLCs controlled by Mr. Nolan Quan and to Michael Gardner, see the discussion at the beginning of this Information Statement entitled “Background.”

Severance Arrangements

Mr. Gordon Landies served as our President until the sale of our Precision Design business as of February 28, 2006. He remained on our payroll through June 30, 2006. Under this Employment Agreement, he received two years of severance or $390,000 and full benefits and his 350,000 unvested stock options vested as of June 30, 2006. Mr. Robert O’Callahan served as our Chief Financial Officer until June 15, 2006. He received three months’ severance or $37,500. Mr. Robert Mayer served as our Executive Vice President until the sale of the Precision Design business as of February 28, 2006. He remained on our payroll through June 30, 2006 and received severance consisting of six months’ base salary or $72,000 and benefits.

PROPOSAL 3 – RATIFICATION OF AUDITORS

The following information relates to Burr, Pilger & Mayer, LLP, which acted as our independent registered public accounting firm or auditors until we hired Choi, Kim & Park, LLP on March 14, 2007.

Fees of Registered Independent Public Accounting Firm and Services

On March 16, 2007, the Audit Committee of the Board of Directors of Broadcaster, Inc. appointed Choi, Kim & Park, LLP as the new independent registered public accounting firm for Broadcaster in place of Burr, Pilger & Mayer LLP. Burr Pilger’s reports on the financial statements of the Company of the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with BPM to report in response to Item 304(a) of Regulation S-B. We do not expect representatives of Choi, Kim & Park LLP to be present at the annual meeting.

Audit Fees

We were billed $180,642 for the fiscal year ended June 30, 2006, and $41,200 for the fiscal year ended June 30, 2005, for professional services rendered by our independent registered public accounting firm for the audit of the our annual financial statements, the review of our quarterly financial statements, and other services performed in connection with our filings.

Audit Related Fees

We were billed $27,753 for the fiscal year ended June 30, 2006 and nothing for the fiscal year ended June 30, 2005. These fees relate primarily to the use of audit reports in securities issuances, successor auditor consultation and acquisition and asset sale activity.

Tax Fees

There were no tax fees during the fiscal years ended June 30, 2006 or 2005.

All Other Fees

We were billed $0 for the fiscal year ended June 30, 2006, and $884 for the fiscal year end June 30, 2005. These fees relate primarily to consulting on financial reporting and presentation.

Broadcaster’s Audit Committee reviews and approves audit and permissible non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Burr, Pilger its independent registered public accounting firm, the Audit Committee considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Burr, Pilger in 2006 were approved by the Audit Committee.

We look forward to meeting you at the Annual Meeting. Although our current Board of Directors has not adopted a policy concerning directors’ attendance at annual shareholder meetings, we expect the new Board of Directors will do so. Meanwhile our management encourages our continuing and new directors to attend the Annual Meeting.

Dated: April __, 2007

/s/ Martin R. Wade, III
Chief Executive Officer

Attachment A

AGREEMENT AND

PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) entered into as of the 26th day of March, 2007, by and between Broadcaster, Inc., a California corporation (“Broadcaster-CA”), and Broadcaster, Inc., a Delaware corporation (“Broadcaster-DE”).

WHEREAS, the Board of Directors of Broadcaster-CA and Broadcaster-DE have resolved that they be merged, pursuant to the California Corporations Code (the “Code”) and Delaware General Corporation Law (“DGCL”), into a single corporation existing under the laws of the State of Delaware. Broadcaster-DE shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”);

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.

Merger. Broadcaster-CA shall be, at the Effective Date (as defined), merged  into Broadcaster-DE (the “Merger”), and Broadcaster-DE  shall be the Surviving Corporation. The parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2.

Filings; Effects of Merger.

2.1

Approval by Shareholders of Broadcaster-CA. This Agreement is subject to approval by the holders of a  majority of the outstanding shares of common stock of Broadcaster-CA at a meeting of the shareholders pursuant to notice  in the manner provided by the Code. No other class of capital stock is outstanding.

2.2

Filing of Articles of Merger; Effective Date. Authorized officers of the respective parties shall make and execute a Certificate of Ownership and a Certificate of Merger and shall cause such documents to be filed with the State of California and the State of Delaware, respectively, in accordance with the Code and the DCGL. The Merger shall become effective on the date on which the Merger becomes effective under the Code or the date on which the Merger becomes effective under the DGCL, whichever occurs later, which date is herein referred to as the “Effective Date.”

2.3

Certain Effects of Merger. On the Effective Date, the separate existence of Broadcaster-CA shall cease, and Broadcaster-CA shall be merged into Broadcaster-DE which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of Broadcaster-CA; and all and singular, the rights, privileges, powers, and franchises of Broadcaster-CA, and all property, real, personal, and mixed, and all debts due to Broadcaster-CA on whatever account, as well as stock subscriptions, liens  and all other things in action or belonging to Broadcaster-CA, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Broadcaster-CA, and the title to any real estate vested by deed or otherwise, under the laws of California or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Broadcaster-CA shall be preserved, unimpaired, and all debts, liabilities, and duties of Broadcaster-CA shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of Broadcaster-CA or the corresponding officers of the Surviving Corporation, may, in the name of Broadcaster-CA execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all Broadcaster-CA’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3.

Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors; Officers.

3.1

Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be Broadcaster, Inc.

3.2

Certificate of Incorporation. The Certificate of Incorporation of Broadcaster-DE in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3

Bylaws. The Bylaws of Broadcaster-DE, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4

Directors and Officers. At the Effective Date of the Merger, the officers of Broadcaster-CA in office at the Effective Date of the Merger shall become the officers of the Surviving Corporation, and the directors of the Surviving Corporation shall remain unchanged by this Agreement, except as may be determined by the shareholders of the Surviving Corporation.

4.

Status and Conversion of Securities. The manner and basis of converting the shares of the capital stock of Broadcaster-CA and the nature and amount of securities of Broadcaster-DE which the holders of shares of Broadcaster-CA common stock are to receive in exchange for such shares are as follows:

4.1

Broadcaster-CA Common Stock. Each one share of Broadcaster-CA common stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of Broadcaster-DE common stock, and outstanding certificates representing shares of Broadcaster-CA common stock shall thereafter represent shares of Broadcaster-DE common stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.2

Options. Each option to acquire shares of the Broadcaster-CA’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock, which is equal to the number of shares of the Broadcaster-CA’s common stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

4.3

Other Rights. Any other right, including warrants, by contract or otherwise, to acquire shares of the Broadcaster-CA’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock which is equal to the number of shares of the Broadcaster-CA’s common stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

BROADCASTER, INC., a California corporation

By:	/s/ Blair Mills
Blair Mills, Chief Financial Officer

BROADCASTER, INC., a Delaware corporation

By:	/s/ Blair Mills
Blair Mills, Chief Financial Officer

Attachment B

CERTIFICATE OF INCORPORATION

OF

BROADCASTER, INC.

1.

The name of the corporation is Broadcaster, Inc. (the “Company”).

2.

The address of its registered office in the State of Delaware, County of New Castle, is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

3.

The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4.

The Company shall have authority to issue:

(a) 300,000,000 shares of common stock, par value $0.001 per share;

(b) 20,000,000 shares of preferred stock, par value $0.001 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

5.

The name and mailing address of the incorporator is as follows:

Martin R. Wade, III

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

6.

The name and mailing address of each person who is to serve as a director until the first annual meeting of the shareholders or until a successor is elected and qualified, is as follows:

Name	Mailing Address

Martin R. Wade, III Blair Mills Kathryn Felice, Esq.	9201 Oakdale Avenue, Suite 200 Chatsworth, CA 91311 9201 Oakdale Avenue, Suite 200 Chatsworth, CA 91311 9201 Oakdale Avenue, Suite 200 Chatsworth, CA 91311

7.

The Company is to have perpetual existence. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter or repeal the bylaws of the Company, subject to the limitations of  Section 109 of the Delaware General Corporation Law which provides that this delegation of power to the board of directors shall not divest the shareholders of their rights under this Section 109.

8.

Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide.

Meetings of shareholders may be held within or without the State of Delaware as the bylaws may provide. The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Company.

9.

The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

10.

No director of this Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. Nothing in this paragraph shall serve to eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to this Company or its shareholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

11.

(a)

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11 (f)) whether civil, criminal or administrative, (a “Proceeding”), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an “Investigation”), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (an “Undertaking”).

(b)

If a claim under  Section 11(a) is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In

(i)

any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

(ii)

any suit by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such expenses upon a final adjudication that,

the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the

Indemnitee to enforce a right hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section 11  or otherwise shall be on the Company.

(c)

The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

(d)

The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(e)

The Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Company.

(f)

Notwithstanding the indemnification provided for by this Section 11, the Company’s bylaws, or any written agreement, such indemnity shall not include any expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim against any  Indemnitee whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

12.

Special meetings of the shareholders shall be held when directed by the Company’s Board of Directors or upon written request by any beneficial owner, as defined by the Rules of the Securities and Exchange Commission, of 10% or more of the outstanding shares of common stock.

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of March 2007.

Martin R. Wade, III, Incorporator

Attachment C

BYLAWS

OF

BROADCASTER, INC.

As Adopted on

March 26, 2007

Article I. Meeting of Shareholders

Section 1. Annual Meeting. The annual meeting of the shareholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation. Business transacted at the annual meeting shall include the election of directors of the Corporation.

Section 2. Special Meetings. Special meetings of the shareholders shall be held as provided for in the Corporation’s Certificate of Incorporation, as it may be amended from time to time.

Section 3. Place. Meetings of shareholders may be held within or without the State of Delaware.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day preceding the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7. Shareholder Quorum and Voting. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided however that the directors of the Corporation shall be elected by a plurality of such shares.

After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting of a shareholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the shareholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Shareholders without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Corporation to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the Act, as amended.

Section 11. Advance Notice of Shareholder Nominees and Shareholder Business.

To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be:

(a)

specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

(b)

otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

(c)

otherwise properly brought before the meeting by a shareholder.

For such other nominations or other business to be considered properly brought before the meeting by a shareholder, such shareholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such shareholder’s notice must be delivered to or mailed and received by the secretary of the Corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days notice of prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a shareholder’s notice to the secretary shall set forth:

(i)

the name and address of the shareholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

(ii)

a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice;

(iii)

if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

(iv)

such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

(v)

if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or shareholders of this Corporation.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a)

one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

(b)

counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

(c)

a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6. Number. This Corporation shall have no less than three nor greater than nine directors. The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

Section 7. Election and Term. Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

Section 9. Removal of Directors. At a meeting of the shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a)

The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b)

The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c)

The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the second Tuesday of September of each year. Notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, any form of electronic notice including facsimile transmission, as long as the director is able to retain a copy of the notice, or telegram at least one day before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the president of the Corporation or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee.

Article III. Officers

Section 1. Officers. The officers of this Corporation shall consist of a chief executive officer, president, vice president of finance and any other vice presidents designated by the Board of Directors, secretary, and treasurer, and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the chief executive officer.

The chief executive officer of the Corporation shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and the Board of Directors.

The president shall be the chief operating officer of the Corporation, and shall act whenever the chief executive officer shall be unavailable.

The vice president of finance shall be the chief financial and chief accounting officer. He shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

Any other vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the president and shall act whenever the president shall be unavailable.

The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the shareholders and whenever else required by the Board of Directors or the president, and shall perform such other duties as may be prescribed by the Board of Directors.

The treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation.

Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

Any officer or agent elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the shareholders.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Corporation shall be signed by the president or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof. The signature of the president or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face:  the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

Section 5. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

Article V. Books and Records

Section 1. Books and Records. This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom.

Section 2. Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

Article VI. Dividends

The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

(a)

Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

(b)

Dividends may be declared and paid in the Corporation’s own treasury shares.

(c)

Dividends may be declared and paid in the Corporation’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

(1)

If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2)

If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

(d)

No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e)

A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

Article VIII. Amendment

These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors or the shareholders in accordance with Section 109 of the Delaware General Corporation Law.

Attachment D

BROADCASTER, INC.

AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of Broadcaster, Inc. (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including oversight of: (a) the financial reports and other financial information the Company provides to any governmental or regulatory body, the public and others; (b) the Company’s systems of internal accounting and financial controls; (c) the annual independent audit of the Company’s financial statements; and (d) the Company’s internal audit function.

In discharging its oversight role, the Committee is empowered (a) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and (b) to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Term

Subject to the Board of Directors discretion to change the composition of the committee at any time, the members of the committee shall be appointed by the Board after the Annual Meeting of Shareholders and serve until the expiration of their term as Director.

Membership on the Audit Committee

The Committee, which shall be appointed by the Board of Directors, shall be comprised of not fewer than three members of the Board and the Committee’s composition will meet the requirements of the NASD Manual Regarding Qualification Requirements for NASDAQ Stock Market Securities (the “Manual”).

Accordingly, all Committee members will be directors who:

1.

have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.

meet the criteria for independence set forth in Rule 10A-3(b)(1)(i) and (ii) under the Securities Exchange Act of 1934, as amended;

3.

have not participated in the preparation of the financial statements  of the Company or any current subsidiary of the Company at any time during the prior three years; and

4.

are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

In addition, at least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer of a public company with financial oversight responsibilities.

The Committee shall meet at such times and places as the Committee shall determine, and may take such action by written consent as they deem appropriate. The Committee shall periodically meet in executive session with the independent auditor, the Company’s chief audit officer and management. The Chairman of the Committee (if any) shall report to the full Board on Committee activities.

Key Responsibilities

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.

The Committee shall be responsible for the appointment, replacement, compensation and oversight of the work of the company’s independent auditor. The independent auditor will report directly to the Committee. In this capacity, the Committee will: (a) obtain and review annually a report by the independent auditor describing the auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities within the preceding five years, and any steps taken to deal with such issues; (b) establish procedures and policies for the review and pre-approval by the Committee of all auditing services and permissible non-auditing services (including the fees and terms thereof) to be performed by the independent auditor; and (c) review and discuss with the independent auditor the independent auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such further matters as the independent auditors present the Company under general accepted auditing standards.

2.

The Committee shall review with management and the outside auditors the audited financial statements and management’s discussion and analysis of operations to be included in the Company’s Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61.

3.

As a whole, or through the Committee Chair, the Committee shall review with the outside auditors the Company’s interim financial results and management’s discussion and analysis of operations to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company’s filings on Form 10-QSB.

4.

The Committee shall review all press releases related to the financial matters of the Company, including all releases related to quarterly or annual earnings, mergers or acquisitions.

5.

With respect to the Company’s external audit, the Committee shall:

a.

request from the outside auditors annually and prior to the engagement of the auditor for the succeeding year, a formal written statement delineating all relationships between the auditor and the Company;

b.

discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s objectivity and independence;

c.

when appropriate, recommend that the Board take appropriate action in response to the auditor’s written statement to satisfy itself of the independence of the outside auditor;

d.

subject to any action that may be taken by the full Board, have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor; and

e.

on a quarterly basis, meet separately with the outside auditors to discuss any matters that the committee or auditors believe should be discussed privately

6.

With respect to the Company’s internal control and risk management:

a.

Annually, Management shall report to the Committee its assessment of the adequacy and effectiveness of the accounting and financial controls of the Corporation and the independent auditor shall provide the Committee with its assessment of such report. The Committee shall elicit recommendations for the improvement of such internal controls procedures or particular areas where new or more detailed controls or procedures are desirable.

b.

Management and the independent auditor shall discuss with the Committee significant financial risks and exposures. Further, the Committee will discuss policies with management with respect to risk assessment and risk management and shall assess the steps management has taken to minimize such risks to the Company.

c.

The independent auditor shall review with the Committee any significant findings and recommendations together with management’s response. The Committee shall satisfy itself that management has taken any necessary corrective actions on a timely basis.

7.

With respect to the Company’s compliance with regulatory matters

a.

Management and its counsel shall periodically update the Committee regarding compliance with laws and regulations.

b.

The Committee shall review the findings of any examinations by regulatory agencies.

c.

Management shall review with the Committee the code of conduct, and periodic updates to such code, and plan to ensure that all employees are aware of it, as well as the program for monitoring compliance.

d.

The Committee will establish procedures, covering the receipt, retention and treatment of complaints received by the Company  regarding internal controls or auditing matters, including  the detection of fraud, and confidential, anonymous submissions by employees or others regarding questionable financial, accounting, regulatory or auditing concerns (i.e. the Whistleblower Policy)

8.

Review, with management, policies and procedures with respect to officer expense accounts and use, if any, of corporate assets.

9.

The Committee will review the Committee Charter on a periodic basis to ensure it continues to address all significant areas of control and procedures which are appropriate and recommend to the Board appropriate amendments to the Charter consistent with the findings of such reviews.

10.

Annually, the Committee shall prepare a report of the Committee to the shareholders to be included in the Company’s annual meeting proxy statement.

The Committee shall have the authority to engage independent legal, accounting and other advisers as it deems necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms.

Attachment E

BROADCASTER, INC.

CHARTER OF THE COMPENSATION COMMITTEE

Purpose

The purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of Broadcaster’s executive officers, and administers Broadcaster’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

Membership and Structure

The Committee shall consist solely of independent directors (as defined in the applicable rules for NASDAQ-traded issuers as well as applicable federal law and as set forth in the company’s Guidelines on Significant Corporate Governance Issues). Appointment to the Committee, including designation of the Chair of the Committee, shall be made on an annual basis by the full Board upon recommendation of the Executive Committee of the Board. Meetings of the Committee shall be held at such times and places as the Committee shall determine, including by written consent.  When necessary, the Committee shall meet in executive session outside of the presence of any senior executive officer of the company. The Chair of the Committee shall report on activities of the Committee to the full Board. In fulfilling its responsibilities, as set forth below, the Committee shall have authority to delegate its authority to subcommittees, including subcommittees consisting solely of one or more Broadcaster employees, in each case to the extent permitted by applicable law.

Term

Subject to the Board of Directors discretion to change the composition of the committee at any time, the members of the committee shall be appointed by the Board after the Annual Meeting of Shareholders and serve until the expiration of their term as Director.

Responsibilities

The Committee shall:

1.

Meet in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of company goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the company and its shareholders.

2.

Determine salaries, bonuses, and other matters relating to compensation of the executive officers of the company. In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of company goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the company and its stockholders. The CEO of the company may be present at meetings during which such compensation is under review and consideration but may not vote.

3.

Review and make recommendations with respect to stockholder proposals related to compensation matters.

4.

Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

5.

As requested by Broadcaster management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee

E-1

bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan such as the SERP Administrative Committee or the Benefits Administrative Committee).

6.

Administer the company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants to executive officers.

7.

Administer the company’s employee stock purchase plan.

8.

Be authorized to delegate to any one or more members of the Board of Directors, which person(s) need not be members of the Committee, the authority to review and grant, as the act of the Committee and of the Board, stock options and/or employee stock purchase plan rights to eligible employees.

9.

Review and approve the Report of the Committee on Executive Compensation to be included in the company’s annual proxy statement.

10.

When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

11.

Annually review and reassess the adequacy of its charter and recommend any changes to the full Board.

In fulfilling its responsibilities, the Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate. The Committee shall have sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

E-2